Exhibit 99.2

This Statement on Form 4 is filed by: (i) Apollo Centre Street Partnership, L.P., (ii) Apollo Credit Opportunity Trading Fund III, (iii) Apollo Special Opportunities Managed Account, L.P., (iv) Apollo Zeus Strategic Investments, L.P., (v) Apollo Centre Street Management, LLC, (vi) Apollo Credit Opportunity Management III LLC, (vii) Apollo Credit Opportunity Fund III LP, (viii) Apollo Credit Opportunity Fund (Offshore) III LP, (ix) Apollo SOMA Advisors, L.P., (x) Apollo SOMA Capital Management, LLC, (xi) APH Holdings (DC), L.P., (xii) Apollo Principal Holdings IV GP, Ltd., (xiii) Apollo SVF Management, L.P., (xiv) Apollo SVF Management GP, LLC, (xv) Apollo Zeus Strategic Management, LLC, (xvi) Apollo Capital Management, L.P., (xvii) Apollo Capital Management GP, LLC, (xviii) Apollo Management Holdings, L.P., and (xix) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  March 9, 2021

Issuer Name and Ticker or Trading Symbol: Genco Shipping & Trading Limited

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By:	Apollo Centre Street Advisors (APO DC), L.P.,
its general partner

	By:	Apollo Centre Street Advisors (APO DC-GP), LLC,
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CENTRE STREET MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CREDIT OPPORTUNITY TRADING FUND III

By:	Apollo Credit Opportunity Fund III LP,
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC) LP,
its general partner

		By:	Apollo Credit Opportunity Advisors III (APO FC) GP LLC,
its general partner

			By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

By:	Apollo Credit Opportunity Fund (Offshore) III LP,
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC) LP,
its general partner

		By:	Apollo Credit Opportunity Advisors III (APO FC) GP LLC,
its general partner

			By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CREDIT OPPORTUNITY FUND III LP

By:	Apollo Credit Opportunity Advisors III (APO FC) LP,
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC) GP LLC,
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CREDIT OPPORTUNITY FUND (OFFSHORE) III LP

By:	Apollo Credit Opportunity Advisors III (APO FC) LP,
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC) GP LLC,
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CREDIT OPPORTUNITY MANAGEMENT III LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SPECIAL OPPORTUNITIES MANAGED ACCOUNT, L.P.

By:	Apollo SOMA Advisors, L.P.,
its general partner

	By:	Apollo SOMA Capital Management, LLC,
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SOMA ADVISORS, L.P.

By:	Apollo SOMA Capital Management, LLC,
its general partner

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SOMA CAPITAL MANAGEMENT, LLC

By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APH HOLDINGS (DC), L.P.

By:		Apollo Principal Holdings IV GP, Ltd.,
its general partner

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO PRINCIPAL HOLDINGS IV GP, LTD.

By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SVF MANAGEMENT, L.P.

By:		Apollo SVF Management GP, LLC,
its general partner

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SVF MANAGEMENT GP, LLC

By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO ZEUS STRATEGIC INVESTMENTS, L.P.

By:	Apollo Zeus Strategic Advisors, L.P.,
its general partner

	By:		Apollo Zeus Strategic Advisors, LLC,
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO ZEUS STRATEGIC MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC,
its general partner

	By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President